Exhibit 3
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                          REGISTRATION RIGHTS AGREEMENT


                                      AMONG


                             UROHEALTH SYSTEMS, INC.


                                       AND


                                THE STOCKHOLDERS


                               (AS DEFINED HEREIN)


                               DATED MAY 13, 1996











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     DAFS02...:\58\46058\0001\0231\EXH6036R.56B
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                                TABLE OF CONTENTS
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                                                                       Page
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     SECTION 1.     Definitions  . . . . . . . . . . . . . . . . . . . .  1

     SECTION 2.     Required Registration  . . . . . . . . . . . . . . .  5

     SECTION 3.     Shelf Registration . . . . . . . . . . . . . . . . .  9

     SECTION 4.     Piggyback Registration . . . . . . . . . . . . . . .  9

     SECTION 5.     Holdback Agreement . . . . . . . . . . . . . . . .   10

     SECTION 6.     Preparation and Filing . . . . . . . . . . . . . .   10

     SECTION 7.     Expenses . . . . . . . . . . . . . . . . . . . . .   14

     SECTION 8.     Indemnification  . . . . . . . . . . . . . . . . .   14

     SECTION 9.     Underwriting Agreement . . . . . . . . . . . . . .   18

     SECTION 10.    Underwritten Registrations . . . . . . . . . . . .   18

     SECTION 11.    Information by Holder  . . . . . . . . . . . . . .   18

     SECTION 12.    Agreement of Holder  . . . . . . . . . . . . . . .   18

     SECTION 13.    Exchange Act Compliance  . . . . . . . . . . . . .   18

     SECTION 14.    Mergers, Etc.  . . . . . . . . . . . . . . . . . .   19

     SECTION 15.    No Conflict of Rights  . . . . . . . . . . . . . .   19

     SECTION 16.    Termination  . . . . . . . . . . . . . . . . . . .   19

     SECTION 17.    Successors and Assigns . . . . . . . . . . . . . .   19

     SECTION 18.    Assignment . . . . . . . . . . . . . . . . . . . .   19

     SECTION 19.    Severability . . . . . . . . . . . . . . . . . . .   19

     SECTION 20.    Entire Agreement . . . . . . . . . . . . . . . . .   20

     SECTION 21.    Notices  . . . . . . . . . . . . . . . . . . . . .   20

     SECTION 22.    Modifications; Amendments; Waivers . . . . . . . .   21























                                       (i)


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     SECTION 23.    Counterparts; Facsimile Signatures . . . . . . . .   21

     SECTION 24.    Headings . . . . . . . . . . . . . . . . . . . . .   21

     SECTION 25.    Governing Law  . . . . . . . . . . . . . . . . . .   21


































































                                       (ii)


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                             INDEX OF DEFINED TERMS
                             ----------------------
                                                             SECTION OR
     TERM                                                    OTHER LOCATION
     ----                                                    --------------

     Blackout  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1(a)
     cold comfort  . . . . . . . . . . . . . . . . . . . . . . . .  6(a)(x)
     Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . 1(b)
     Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . 1(c)
     Corporation . . . . . . . . . . . . . . . . . . . . . . . . . Preamble
     Debenture Registration Agreement  . . . . . . . . . . . . . . . . 1(d)
     Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . 1(e)
     Existing Shelf Registration . . . . . . . . . . . . . . . . . 2(e)(ii)
     Existing Stockholder Registrable Shares . . . . . . . . . . . . . 1(f)
     Existing Stockholders . . . . . . . . . . . . . . . . . . . . . . 1(g)
     First Period  . . . . . . . . . . . . . . . . . . . . . . . . . . 1(h)
     FoxMeyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1(i)
     FoxMeyer Shares . . . . . . . . . . . . . . . . . . . . . . . . . 1(j)
     FoxMeyer Stockholder  . . . . . . . . . . . . . . . . . . . . . . 1(k)
     FoxMeyer Warrant Shares . . . . . . . . . . . . . . . . . . . . . 1(m)
     FoxMeyer Warrants . . . . . . . . . . . . . . . . . . . . . . . . 1(l)
     Included Percentage . . . . . . . . . . . . . . . . . . . . . . . 1(n)
     Information . . . . . . . . . . . . . . . . . . . . . . . . . 6(a)(ix)
     Inspectors  . . . . . . . . . . . . . . . . . . . . . . . . . 6(a)(ix)
     Investor Registrable Shares . . . . . . . . . . . . . . . . . . . 1(o)
     Investors . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1(p)
     Majority of the Stockholders  . . . . . . . . . . . . . . . . . . 1(q)
     material transaction  . . . . . . . . . . . . . . . . . . .  2(e)(iii)
     Miscellaneous Shares  . . . . . . . . . . . . . . . . . . . . . . 1(r)
     NASD  . . . . . . . . . . . . . . . . . . . . . . . . . . .  6(a)(xiv)
     Osbon Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . 1(s)
     Osbon Stockholders  . . . . . . . . . . . . . . . . . . . . . . . 1(t)
     Osbon Stockholders  . . . . . . . . . . . . . . . . . . . . . . . 1(t)
     Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1(u)
     Primary Percentage  . . . . . . . . . . . . . . . . . . . . . . . 1(v)
     Primary Shares  . . . . . . . . . . . . . . . . . . . . . . . . . 1(w)
     Records . . . . . . . . . . . . . . . . . . . . . . . . . . . 6(a)(ix)
     Registrable Shares  . . . . . . . . . . . . . . . . . . . . . . . . 14
     Registrable Shares  . . . . . . . . . . . . . . . . . . . . . . . 1(x)
     Registrable Shares  . . . . . . . . . . . . . . . . . . . . . . . . 16
     Registrable Shares. . . . . . . . . . . . . . . . . . . . . . . . . 14
     Requisite Investors . . . . . . . . . . . . . . . . . . . . . . . 1(y)
     Reserve Shares  . . . . . . . . . . . . . . . . . . . . . . . . . 1(z)
     road show . . . . . . . . . . . . . . . . . . . . . . . . .  6(a)(xvi)
     Rule 144  . . . . . . . . . . . . . . . . . . . . . . . . . . .  1(aa)
     Second Period . . . . . . . . . . . . . . . . . . . . . . . . .  1(ab)
     Securities  . . . . . . . . . . . . . . . . . . . . . . . . . .  1(ac)























                                       (iii)


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     Securities Act1(ad)
     Securities Purchase Agreement . . . . . . . . . . . . . . . . .  1(ae)
     shelf . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2(e)(i)
     Stockholder . . . . . . . . . . . . . . . . . . . . . . . . . .  1(af)
     Stockholder . . . . . . . . . . . . . . . . . . . . . . . . . Preamble
     Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . Preamble
     Stockholders' Counsel . . . . . . . . . . . . . . . . . . . . 6(a)(ii)
     Third Period  . . . . . . . . . . . . . . . . . . . . . . . . .  1(ag)
     Timm Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  1(ah)
     Timm Stockholders . . . . . . . . . . . . . . . . . . . . . . .  1(ai)
     Timm Stockholders . . . . . . . . . . . . . . . . . . . . . . .  1(ai)




























































                                       (iv)


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               REGISTRATION RIGHTS AGREEMENT dated as of May 13, 1996,
     among UROHEALTH SYSTEMS, INC., a Delaware corporation (the
     "Corporation"), and each of the Persons identified on Schedule I (each a "Stockholder" and collectively, the "Stockholders").

               The Stockholders own or have the right to purchase or otherwise acquire common stock of the Corporation. The Corporation and the Stockholders deem it to be in their respective best interests to enter into this Agreement to set forth the rights of the Stockholders in connection with public offerings and sales of Common Stock of the Corporation.

               ACCORDINGLY, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Stockholders hereby agree as follows:

               SECTION 1.  DEFINITIONS.  As used in this Agreement, the
                           -----------
     following terms have the following meanings:

               (a) "Blackout" means any period during which either (i) the Corporation has informed Existing Stockholders that they may not consummate sales of Common Stock under the Existing Shelf Registration due to the fact that a current prospectus thereunder is not available or (ii) any period during which the Corporation delays effecting demand registration rights under Section 2 in accordance with Section 2 (e) (iii).

               (b) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

               (c) "Common Stock" means the Common Stock, par value $.001, of the Corporation.

               (d) "Debenture Registration Agreement" means the Debenture Registration Rights Agreement dated as of the date hereof among the Corporation and the Investors.

               (e) "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

               (f) "Existing Stockholder Registrable Shares" means (i) the FoxMeyer Shares, (ii) the FoxMeyer Warrant Shares, (iii) the Osbon Shares, (iv) the Timm Shares, (v) any other securities of the Corporation into or for which the shares described in (i) through (iv) may be exchanged, converted or reclassified or which

























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     may be issued as a dividend or distribution on or with respect thereto and (vi) any securities received in respect of the foregoing, in each case which are held by the Existing Stockholders. As to any particular Existing Stockholders Registrable Shares, once issued, such Existing Stockholders Registrable Shares shall cease to be Existing Stockholders Registrable Shares when (A) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to and in the manner described in such effective registration statement, (B) they are sold or distributed pursuant to Rule 144, or
     (C) they have ceased to be outstanding.

               (g) "Existing Stockholders" means, collectively, the FoxMeyer Stockholder, the Timm Stockholders and the Osbon
     Stockholders.

               (h) "First Period" means the period beginning on the date hereof and ending on the earlier of (i) the first anniversary of the date hereof and (ii) the date on which an aggregate of 4,000,000 shares of Common Stock shall have been disposed of pursuant to one or more effective registration statements, including any shelf-registration statements filed in respect of such shares, excluding any Primary Shares and Investor Registrable Shares, by stockholders of the Corporation other than the Investors provided however that First
                                          -------- -------
     Period shall be extended for a number of days, in no event to exceed 180 days equal to the number of days during which there were Blackouts during the First Period.

               (i) "FoxMeyer" means FoxMeyer Corporation, a Delaware corporation.

               (j) "FoxMeyer Shares" means the 1,414,589 shares of Common Stock held by FoxMeyer on the date hereof or any shares of Common Stock acquired subsequent thereto.

               (k) "FoxMeyer Stockholder" means FoxMeyer and any Person or Persons who acquires FoxMeyer Shares, FoxMeyer Warrants or FoxMeyer Warrant Shares and includes any successor to, or transferee of, any such Person who or which agrees in writing to be treated as a FoxMeyer Stockholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

               (l) "FoxMeyer Warrants" mean the (i) warrants dated June 2, 1995, (ii) warrants dated July 26, 1995, and (iii) warrants dated as of the date hereof held by FoxMeyer to purchase




























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     in the aggregate 1,050,000 shares (subject to adjustment) of Common
     Stock.

               (m) "FoxMeyer Warrant Shares" means the shares of Common Stock issued upon the exercise of the FoxMeyer Warrants.

               (n) "Included Percentage" shall mean, with respect to each stockholder group (i.e., the Investors, FoxMeyer Stockholders, Osbon
                        ----
     Stockholders or Timm Stockholders) and with respect to each registration initiated pursuant to Section 2, the fraction (expressed as a percentage) the numerator of which is the number of Registrable Shares sold by such group in such registration and the denominator of which is the aggregate Registrable Shares held by such group immediately prior to such registration.

               (o) "Investor Registrable Shares" means (i) the Reserve Shares, (ii) any other securities of the Corporation into or for which the Reserved Shares may be exchanged, converted or reclassified or which may be issued as a dividend or distribution on or with respect thereto, (iii) any shares of Common Stock acquired subsequent thereto and (iv) any securities received in respect of the foregoing, in each case in clauses (i) through (iii) which at any time are held by the Investors. As to any particular Investor Registrable Shares, once issued, such Investor Registrable Shares shall cease to be Investor Registrable Shares when (A) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to and in the manner described in such effective registration statement,
     (B) they are sold or distributed pursuant to Rule 144, or (C) they have ceased to be outstanding.

               (p) "Investors" means the purchasers of the Securities under the Securities Purchase Agreement and includes any successor to, or transferee of, any such Person who or which agrees in writing to be treated as an Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

               (q) "Majority of the Stockholders" means those Stockholders who at the time in question hold at least a majority of the Registrable Shares then held by all Stockholders or if applicable, the Stockholders participating in a registration hereunder.
































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               (r)  "Miscellaneous Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable
     Shares.

               (s) "Osbon Shares" means the 5,000,000 shares of Common Stock held by the Osbon Stockholders on the date hereof or any shares of Common Stock acquired subsequent thereto.

               (t)  "Osbon Stockholders" means the Persons identified on
     Schedule I under the heading "Osbon Stockholders" and includes any successor to, or transferee of, any such Person who or which agrees in writing to be treated as an Osbon Stockholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

               (u) "Person" shall be construed broadly and shall include an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

               (v) "Primary Percentage" means with respect to each registration initiated pursuant to Section 2, a fraction (expressed as a percentage) the numerator of which is the number of Primary Shares issued by the Corporation in such registration and the denominator of which is the number of Registrable Shares and Primary Shares included in such registration.

               (w) "Primary Shares" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Corporation in its treasury.

               (x) "Registrable Shares" means, collectively, the Investor Registrable Shares and the Existing Stockholder Registrable Shares.

               (y) "Requisite Investors" means, the Investors who at the time in question hold at least a majority of the Investor Registrable Shares then held by the Investors or, if applicable, the Investors participating in a registration hereunder.

               (z) "Reserve Shares" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

               (aa) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.






























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               (ab)  "Second Period" means the period beginning on the next day after the last day of the First Period and ending on the day immediately preceding the first day of the Third Period.

               (ac) "Securities" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

               (ad) "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

               (ae) "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof among the Corporation and the Investors, as amended or modified from time to time.

               (af) "Stockholder" means, any Person which holds Registrable Shares or securities exercisable therefore or convertible into Registrable Shares and which is a party to this Agreement and includes any successor to, or transferee of, any such Person who or which agrees in writing to be treated as a Stockholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

               (ag) "Third Period" means subject to the provisions herein, the period beginning 18 months after the Closing Date in the Securities Purchase Agreement.

               (ah) "Timm Shares" means the 1,218,480 shares of Common Stock held by the Timm Stockholders on the date hereof.

               (ai)  "Timm Stockholders" means the Persons identified on
     Schedule I under the heading "Timm Stockholders" includes any successor to, or transferee of, any such Person who or which agrees in writing to be treated as a Timm Stockholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

               SECTION 2.  Required Registration.  (a)  If at any time
                           ---------------------
     after the date of this Agreement, the Corporation shall be requested by one or more Investors to effect the registration under the Securities Act of Investor Registrable Shares which constitute at least 20% of the Investor Registrable Shares (which number of shares shall be an amount greater than or equal to 750,000 (or if less, all of the remaining registrable shares held by such group) or have an anticipated aggregate offering price of at least $10,000,000) then the Corporation shall (i) notify each



























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     Stockholder of such request and shall provide each Stockholder the right (exercisable by notice to the Corporation delivered within 15 days of notice of such registration) to participate in such registration and (ii) use its best efforts to effect the registration under the Securities Act of the Registrable Shares which the Corporation is requested to register by the Investors initiating such registration and Stockholders delivering notices under clause (i).

               (b) If at any time after the date of this Agreement, the Corporation shall be requested by one or more FoxMeyer Stockholders to effect the registration under the Securities Act of Registrable Shares which constitute at least 20% of the Registrable Shares held by all FoxMeyer Stockholders (which number of shares shall be an amount greater than or equal to 750,000 (or if less, all of the remaining registrable shares held by such group) or have an anticipated aggregate offering price of at least $10,000,000) then the Corporation shall (i) notify each Stockholder of such request and shall provide each Stockholder the right (exercisable by notice to the Corporation delivered within 15 days of notice of such registration) to participate in such registration and (ii) use its best efforts to effect the registration under the Securities Act of the Registrable Shares which the Corporation is requested to register by the FoxMeyer Stockholders initiating such registration and Stockholders delivering notices under clause (i).

               (c) If at any time after the date of this Agreement, the Corporation shall be requested by one or more Osbon Stockholders to effect the registration under the Securities Act of Registrable Shares which constitute at least 20% of the Registrable Shares held by Osbon Stockholders (which number of shares shall be an amount greater than or equal to 750,000 (or if less, all of the remaining registrable shares held by such group) or have an anticipated aggregate offering price of at least $10,000,000) then the Corporation shall (i) notify each Stockholder of such request and shall provide each Stockholder the right (exercisable by notice to the Corporation delivered within 15 days of notice of such registration) to participate in such registration and (ii) use its best efforts to effect the registration under the Securities Act of the Registrable Shares which the Corporation is requested to register by the Osbon Stockholders initiating such registration and Stockholders delivering notices under clause (i).

               (d) If at any time after the date of this Agreement, the Corporation shall be requested by one or more Timm Stockholders to effect the registration under the Securities Act





























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     of Registrable Shares which constitute at least 20% of the Registrable
     Shares held by all Timm Stockholders (which number of shares shall be an amount greater than or equal to 500,000 (or if less, all of the remaining registrable shares held by such group) or have an anticipated aggregate offering price of at least $5,000,000) then the Corporation shall (i) notify each Stockholder of such request and shall provide each Stockholder the right (exercisable by notice to the Corporation delivered within 15 days of notice of such registration) to participate in such registration and (ii) use its best efforts to effect the registration under the Securities Act of the Registrable Shares which the Corporation is requested to register by Timm Stockholders initiating such registration and Stockholders delivering notices under clause (i).

               (e) Anything contained in Sections 2(a) to the contrary notwithstanding, the Corporation shall not be obligated to effect any registration under the Securities Act pursuant to Sections 2(a), 2(b), 2(c) or 2(d) except in accordance with the following provisions:

                    (i) the Corporation shall not be obligated to use its best efforts to file and cause to become effective more than (A) three registration statements initiated pursuant to Section 2(a) (provided, that if the Corporation, shall consummate a "shelf" registration pursuant to the Debenture Registration Agreement, or this Agreement such registration shall be deemed to count as one demand registration by the Investors), (B) two registration statements initiated pursuant to Section 2(b) (C) one registration statement initiated pursuant to Section 2(c) and (D) one registration statement initiated pursuant to Section 2(d); provided however that for purposes hereof, the stockholder group
          -------- -------
          which has the largest Included Percentage for any registration shall be deemed to be the group who requested such registration notwithstanding the fact that such registration was initiated by another Stockholder;

                    (ii) the Corporation shall not be obligated to use its best efforts to file and cause to become effective any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or the shelf registration statement (the "Existing Shelf Registration") being filed by the Corporation with respect to shares held by Existing Stockholders or a shelf registration filed pursuant to Section 3) pursuant to which Primary Shares or Registrable




























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          Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days; provided,
                                                                --------
          that in the event the Existing Shelf Registration shall not have been terminated prior to the expiration of the First Period, the Corporation shall promptly, upon request of the Requisite Investors, amend the Existing Shelf Registration (no amendment shall reduce the number of shares included in such registration statement by the Existing Stockholders without their consent) to include any Investor Registrable Shares requested to be included by the Investors thereon prior to any sale of Registrable Shares thereunder after the First Period;

                    (iii) the Corporation may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 2, if at the time of such request (A) the Corporation is engaged, or intends to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to
          Section 4 and such plans or intentions have been approved by the Board of Directors of the Corporation or (B) the Corporation reasonably determines that such registration and offering would interfere with any material transaction involving the Corporation, as approved by the Board of Directors (as used herein "material transaction" shall mean any transaction which requires a supplemental filing to a quarterly report filed under Form 8-K with the Commission); provided, that the Corporation may
                                         --------
          only so delay the filing or effectiveness of a registration statement on one occasion during any twelve month period;

                    (iv)  with respect to any registration pursuant to this
          Section 2, the Corporation may include in such registration any Primary Shares or Miscellaneous Shares; and

                    (v)  if the managing underwriter advises the
          Corporation that the inclusion of all Registrable Shares, Primary Shares and/or Miscellaneous Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Miscellaneous Shares proposed to be included in such registration shall be included according to the following priority:




























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                         (A)  During the First Period, the shares
               proposed to be included in such registration shall be included in the following order: (w) first, the Primary Shares; (x) second, the Existing Stockholder
               Registrable Shares (allocated pro rata among the
                                             --- ----
               Existing Stockholders requesting inclusion in such registration based upon the number of Registrable Shares held by each such Existing Stockholder); (y) third, the Investor Registrable Shares (allocated pro rata among the
                                                      --- ----
               Investors requesting inclusion in such registration based upon the number of Registrable Shares held by each such Investor); and fourth, the Miscellaneous Shares.

                         (B)  During the Second Period, the shares
               proposed to be included in such registration shall be included in the following order: (x) first, the Primary Shares; (y) second, 50% of any remaining shares shall be Investor Registrable Shares (allocated pro rata
                                                         --- ----
               among the Investors requesting inclusion in such registration based upon the number of Registrable Shares held by each such Investor) and 50% of any remaining shares shall be Existing Stockholder Registrable Shares (allocated pro rata among the Existing Stockholders requesting
               --- ----
               inclusion in such registration based upon the number of Registrable Shares held by each such Existing Stockholder) and (z) third, if all Registrable Shares are included, the Miscellaneous Shares.

                         (C)  During the Third Period, the shares
               proposed to be included in such registration shall be included in the following order: (x) first, the Primary Shares; (y) second, 75% of any remaining shares shall be Investor Registrable Shares (allocated pro rata
                                                         --- ----
               among the Investors requesting inclusion in such registration based upon the number of Registrable Shares held by each such Investor) and 25% of any remaining shares shall be Existing Stockholder Registrable Shares (allocated pro rata among the Existing Stockholders requesting
               --- ----
               inclusion in such registration based upon the number of Registrable Shares held by each such Existing Stockholder); and (z) third, if all Registrable Shares are included, the Miscellaneous Shares.

                    (vi) at any time before the registration statement covering Registrable Shares becomes effective, the Stockholders which requested such registration may request the Corporation to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, a material adverse change in the business, properties, condition, financial or otherwise, or operations of the Corporation, the Stockholders which requested such registration shall have used one demand registration right under Section 2(a) unless such Stockholders initiating such request shall pay to the Corporation the reasonable out-of-pocket expenses incurred by the Corporation through the date of such request.

               (f) In any registration statement initiated pursuant to this Section 2, if the Primary Percentage exceeds the Included Percentage of each stockholder group requesting that Registrable Shares be included in such registration statement or the number of primary shares so registered exceeds the number of Registrable Shares, then such registration statement shall be deemed not to be initiated pursuant to this Section 2.

               SECTION 3.  SHELF REGISTRATION.  On any date after the First
                           ------------------
     Period, if the Corporation shall be requested by the Requisite Investors to file a shelf registration statement for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act covering Investor Registrable Shares, then:

               (a) The Corporation shall, as expeditiously as practicable, file with the SEC a shelf registration statement permitting registration of such Investors Registrable Shares for resale by Investors in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).

               (b) The Corporation shall use its best efforts to keep such shelf registration statement continuously effective under the Securities Act until the date which is 12 months from its effective date, or such shorter period ending when all Investors Registrable Shares covered by such shelf registration statement have been sold in the manner set forth and as contemplated in the shelf registration statement.

               (c) The Corporation shall promptly supplement and amend the shelf registration statement if required by the rules, regulations or instructions applicable to the registration form used for such shelf registration statement, if required by the Securities Act, or if reasonably requested by the Requisite Investors or by any underwriter of the Investor Registrable Shares registered thereunder.

               SECTION 4.  PIGGYBACK REGISTRATION.  If the Corporation at
                           ----------------------
     any time proposes for any reason to register Primary Shares or Miscellaneous Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the Stockholders of its intention to so register such shares and, upon the written request, delivered to the Corporation within 30 days after delivery of any such notice by the Corporation, of any of the Stockholders (other than the Investors with respect to the Existing Shelf Registration) to include in such registration Registrable Shares held by such Stockholder (which request shall specify the number of Registrable Shares requested to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter
                   --------  -------
     advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the shares proposed to be registered, then the number of Primary Shares, Registrable Shares and Miscellaneous Shares proposed to be included in such registration shall be included in the order set forth in Section 2(e) above.

               SECTION 5.  HOLDBACK AGREEMENT.  If the Corporation at any
                           ------------------
     time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3 or 4) for sale to the public in an underwritten public offering, the Stockholders shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Common Stock (other than those shares of Common Stock included in such registration pursuant to Sections 2, 3 or 4) without the prior written consent of the Corporation, for a period designated by the Corporation in writing to the Stockholders, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 90 days after the closing of sale of shares pursuant to such registration statement. The Corporation shall obtain the agreement of any person permitted to sell shares of Common Stock in a registration to be bound by and to comply with this Section 5 as if such person was an Stockholder hereunder. The

     Corporation will not seek to register shares that would trigger the provisions of this Section 5 for at least 90 days after the effectiveness of the Existing Shelf Registration Statement. Notwithstanding the foregoing, the provisions of this Section 5 shall not apply to any Stockholder which owns less than 2% of the Corporation's outstanding Common Stock. The Corporation will agree to customary restrictions on its inability to offer or sell shares during a similar 90-day period in connection with any underwritten public offering by the Stockholders, in which the Corporation elects not to participate.

               SECTION 6.  PREPARATION AND FILING.  (a)  If and whenever
                           ----------------------
     the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

                    (i) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days (extended by any period during which such registration statement or related prospectus is not available for sales) or until all of such Registrable Shares have been disposed of (if earlier);

                    (ii) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by a Majority of the Stockholders initiating such registration (counsel in each case referred to herein as the "Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Stockholders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                    (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days (extended by any period during which such registration statement or related prospectus is not available for sales) or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                    (iv) notify in writing the Stockholders' Counsel promptly of (A) the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (C) the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                    (v) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such United States jurisdictions as the Stockholders who are holders of Registrable Shares included in such registration statement reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholders who are holders of Registrable Shares included in such registration statement to consummate the disposition in such United States jurisdictions of the Registrable Shares owned by them; provided, however, that the Corporation will not be
                   --------  -------
          required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this clause (v) or to make any changes in its By-laws or Certificate of Incorporation;

                    (vi) furnish to the Stockholders holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Stockholders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                    (vii) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Stockholders holding such Registrable Shares to consummate the disposition of such Registrable Shares;

                    (viii)  notify the Stockholders holding such
          Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause (iii) of this Section 6(a), of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such Stockholders, prepare and furnish to such Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                    (ix)  subject to the execution of customary
          confidentiality agreements in form and substance reasonably satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the Stockholders holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by such Stockholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (C) such Information has been made generally available to the public; the Stockholders holding such Registrable Shares agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                    (x)  use its best efforts to obtain from its
          independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                    (xi) use its best efforts to obtain from its counsel an opinion or opinions in customary form naming the Stockholders holding such Registrable Shares as additional addressees or parties who may rely thereon;

                    (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

                    (xiii)  issue to any underwriter to which the
          Stockholders holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

                    (xiv) list such Registrable Shares on any national securities exchange or automated quotation system on which any shares of the Common Stock are listed; or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or any national securities exchange;

                    (xv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

                    (xvi) in connection with any underwritten public offering initiated pursuant to Section 2(a),(b),(c) or (d), cooperate and participate in the marketing of such offering as if such registration was an underwritten primary registration (including participating in an appropriate "road show"); and

                    (xvii) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

               (b) Each holder of the Registrable Shares included in any registration statement, upon receipt of any notice from the Corporation of any event of the kind described in Section 6(a)(viii) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(viii) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

               SECTION 7.  EXPENSES.  All expenses (other than discounts,
                           --------
     fees and commissions of underwriters, selling brokers, dealer managers, sales agents and similar securities industry professionals, which shall be borne as provided in the following proviso and applicable transfer taxes, if any) incurred by the Corporation in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants, and fees and expenses of the one Stockholder's Counsel, which counsel shall be selected by a Majority of the Stockholders initiating such registration and shall act for all of the Stockholders, shall be paid by the Corporation; provided, however, that all of the foregoing discounts, fees and
     --------  -------
     commissions applicable to the Registrable Shares shall be borne by the holders selling such Registrable Share, in proportion to the number of Registrable Shares sold by each such holder.

               SECTION 8.  INDEMNIFICATION.  (a)  In connection with any
                           ---------------
     registration of any Registrable Shares under the Securities

     Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of such Registrable Shares, each underwriter, broker or any other Person acting on behalf of the holders of such Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of such Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws; and shall reimburse the holders of such Registrable Shares, such underwriter, such broker or such other Person acting on behalf of the holders of such Registrable Shares and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided,
                                                                  --------
      however, that the Corporation shall not be liable in any such case to
      -------
     the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation by such holder of Registrable Shares or such underwriter, or an agent or representative thereof, specifically for use in the preparation thereof; provided further, however, that
                                         -------- -------  -------
     the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Stockholder, underwriter, broker or other Person acting on behalf of holders of the Registrable Shares from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final prospectus had been made available to such Person and such Stockholder, underwriter, broker or other Person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

               (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares included in such registration statement shall severally and not jointly indemnify and hold harmless the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Shares and each Person who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or based upon any untrue statement of a material fact contained in such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, in each case if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter by such holder of Registrable Shares, or an agent or representative thereof, specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum
                                        --------  -------
     amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such holder of Registrable Shares from the sale of Registrable Shares effected pursuant to such registration; provided further, however, that the
                                    -------- -------  -------
     foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of the Corporation, any officer or director thereof, any underwriter, broker or other Person acting on behalf of holders of the Registrable Shares from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, or any Person who controls any of the foregoing, if a copy of such final prospectus had been made available and such final prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

               (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably
     --------  -------
     concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8.

               (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 8(d), no Stockholder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Stockholder with respect to the sale of any Registrable Shares under the registration statement exceeds the amount of damages which such Stockholder has otherwise been required to pay by reason of any statements in or omissions from such registration statement. For purposes of the immediately preceding sentence, the amount which a Stockholder has otherwise been required to pay shall be deemed to include any legal or other fees or expenses incurred by such Stockholder in connection with investigating or defending any action or claim in respect of such registration statement.

               SECTION 9.  UNDERWRITING AGREEMENT.  Notwithstanding the
                           ----------------------
     provisions of Sections 5, 6, 7 and 8 to the extent that one or more of the Stockholders shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control with respect to such Stockholders and the other parties to such agreement; provided, however, that any such agreement to which the Corporation is
     --------  -------
     not a party shall not be binding upon the Corporation. No such underwriting or similar agreement shall contain indemnification provisions which are more onerous with respect to one Stockholder than to any other Stockholder.

               SECTION 10.  UNDERWRITTEN REGISTRATIONS.  If any of the
                            --------------------------
     Registrable Shares covered by any Registration Statement are to be sold in an underwritten offering, the investment banker or bankers and manager or managers that will manage the offering will be selected by Stockholders holding a majority of the Registrable Shares to be registered pursuant to such Registration Statement and be reasonably acceptable to the Corporation.

               SECTION 11.  INFORMATION BY HOLDER.  The Stockholders
                            ---------------------
     requesting inclusion of Registrable Shares in a registration statement shall furnish to the Corporation such written information regarding such Stockholders and the distribution proposed by such Stockholders as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

               SECTION 12.  AGREEMENT OF HOLDER.  Each Stockholder agrees
                            -------------------
     that a request by such Stockholder pursuant to Section 2, 3 or 4 of this Agreement for inclusion of Registrable Shares in a registration statement shall be deemed to be a commitment to convert any securities which are convertible into such Registrable Shares upon sale thereof under such registration statement.

               SECTION 13.  EXCHANGE ACT COMPLIANCE.  The Corporation shall
                            -----------------------
     comply with all of the reporting requirements of the Exchange Act required to be complied with by it and shall comply with all other public information reporting requirements of the Commission required to be complied with by it which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with the Stockholders in supplying such information as may be necessary for the Stockholders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

               SECTION 14.  MERGERS, ETC.  The Corporation shall not,
                            -------------
     directly or indirectly, enter into any merger, consolidation or reorganization in which the corporation shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the shares of common stock, if any, which the Stockholders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization, provided that, to the extent the Stockholders receive securities that are by their terms convertible into shares of common stock of the issuer thereof, then any such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Shares."

               SECTION 15.  NO CONFLICT OF RIGHTS.  The Corporation shall
                            ---------------------
     not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby.

               SECTION 16.  TERMINATION.  This Agreement shall terminate
                            -----------
     and be of no further force or effect when there shall no longer be any securities outstanding that meet the definition of "Registrable Shares"; provided, however, that Sections 1, 8, 25 and this Section 16
              --------  -------
     shall not be so terminated but shall survive without limitation.

               SECTION 17.  SUCCESSORS AND ASSIGNS.  This Agreement shall
                            ----------------------
     bind and inure to the benefit of the Corporation and the Stockholders and, subject to Section 16, the respective successors and assigns of the Corporation and the Stockholders.

               SECTION 18.  ASSIGNMENT.  Each Stockholder may assign its
                            ----------
     rights hereunder to any transferee of Registrable Shares; provided,
                                                               --------
      however, that such transferee shall, as a condition to the
      -------
     effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Stockholder, whereupon such transferee shall have the benefits of and shall be subject to the restrictions contained in this Agreement as if such transferee was originally included in the definition of an Stockholder and had originally been a party hereto.

               SECTION 19.  SEVERABILITY.  It is the desire and intent of
                            ------------
     the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

               SECTION 20.  ENTIRE AGREEMENT.  This Agreement and the
                            ----------------
     Securities Purchase Agreement, and the other writings referred to herein or delivered pursuant hereto, contain the entire agreement among the parties with respect to the subject matter thereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto. The Existing Stockholders hereby agree and acknowledge that any registration rights, or other rights related thereto, pursuant to any other agreements are hereby terminated and superseded by this Agreement.

               SECTION 21.  NOTICES.  All communications hereunder to any
                            -------
     party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy (with receipt confirmed), nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at its address below or such other address as such party may hereafter designate in writing:

               (a)  if to the Corporation, to:

                    UROHEALTH Systems, Inc.
                    5 Civic Plaza, Suite 100
                    Newport Beach, California  92660
                    Attention:  General Counsel
                    Telephone:  (714) 668-5858
                    Telecopy:   (714) 668-5824

               (b)  with a copy to:

                    Morrison & Foerster, LLP
                    19900 MacArthur Boulevard, 12th Floor
                    Irvine, California  92715
                    Attention:  Robert M. Mattson, Jr., Esq.
                    Telephone:  (714) 251-7500
                    Telecopy:   (714) 251-0900

               (c) if to any Stockholder, to it at its address set forth on Schedule I, with a copy to:

                    O'Sullivan Graev & Karabell, LLP
                    30 Rockefeller Plaza
                    New York, New York  10112
                    Attention:  John J. Suydam, Esq.
                    Telephone:  (212) 408-2400
                    Telecopy:   (212) 408-2420; and

     All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of confirmation of receipt, (iii) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (iv) in the case of mailing, on the third business day after the posting thereof.

               SECTION 22.  MODIFICATIONS; AMENDMENTS; WAIVERS.  The terms
                            ----------------------------------
     and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation, the Requisite Investors, FoxMeyer Stockholders holding a majority of Registrable Shares held by all FoxMeyer Stockholders, Osbon Stockholders holding a majority of the Registrable Shares held by all Osbon stockholders and Timm Stockholders holding a majority of Registrable Shares held by Timm Stockholders and the Existing Stockholders who at the time in question hold at least a majority of the Existing Stockholder Registrable Shares then held by the Existing Stockholders.

               SECTION 23.  COUNTERPARTS; FACSIMILE SIGNATURES.  This
                            ----------------------------------
     Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable at the Closing (as defined in the Securities Purchase Agreement) if the originally executed counterpart is delivered within a reasonable period thereafter.

               SECTION 24.  HEADINGS.  The headings of the various sections
                            --------
     of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

               SECTION 25.  GOVERNING LAW.  This Agreement shall be
                            -------------
     governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

                                    * * * * *

               IN WITNESS WHEREOF, THE undersigned have duly executed this Registration Rights Agreement as of the date first written above.

                                   UROHEALTH SYSTEMS, INC.


                                   By:
                                      -------------------------------------
                                   Name:
                                   Title:

                                   CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                   BY:  CHASE CAPITAL PARTNERS, ITS GENERAL
                                        PARTNER


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   APOLLO INVESTMENT FUND III, L.P.

                                   BY:  APOLLO ADVISORS II, L.P., ITS
                                        GENERAL PARTNER

                                   BY:  APOLLO CAPITAL MANAGEMENT II, INC.,
                                        ITS GENERAL PARTNER


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   APOLLO OVERSEAS PARTNERS III, L.P.

                                   BY:  APOLLO ADVISORS II, L.P., ITS
                                        GENERAL PARTNER

                                   BY:  APOLLO CAPITAL MANAGEMENT II, INC.,
                                        ITS GENERAL PARTNER


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   APOLLO U.K. PARTNERS III, L.P.

                                   BY:  APOLLO ADVISORS II, L.P., ITS
                                        GENERAL PARTNER

                                   BY:  APOLLO CAPITAL MANAGEMENT II, INC.,
                                        ITS GENERAL PARTNER


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   NAZEM & COMPANY IV, L.P.

                                   BY:  NAZEM & ASSOCIATES, IV, L.P., ITS
                                        GENERAL PARTNER



                                   By:
                                      -------------------------------------
                                   Name:
                                   Title:

                                   STERNECK PARTNERS, L.P.

                                   BY:  STERNECK CAPITAL MANAGEMENT, L.P.,
                                        ITS GENERAL PARTNER



                                        By:
                                           --------------------------------
                                        Name:  Frank M. Sterneck
                                        Title: General Partner

                                   STERNECK AGGRESSIVE GROWTH, L.P.

                                   BY:  STERNECK CAPITAL MANAGEMENT, L.P.,
                                        ITS GENERAL PARTNER



                                        By:
                                           --------------------------------
                                        Name:  Frank M. Sterneck
                                        Title: General Partner

                                   HARBOR FINANCIAL PARTNERS



                                   By:
                                      -------------------------------------
                                   Name:  Steven Mizel
                                   Title: General Partner



                                   ----------------------------------------
                                   Ralph Mack




                                   ----------------------------------------
                                   Robert L. Harteveldt




                                   ----------------------------------------
                                   Michael L. Tarnopol




                                   ----------------------------------------
                                   Steven Ackerman




                                   ----------------------------------------
                                   Anita Fleischman




                                   ----------------------------------------
                                   Barry J. Cohen




                                   ----------------------------------------
                                   Robert M. Steinberg




                                   ----------------------------------------
                                   William H. Finn




                                   ----------------------------------------
                                   David Liebowitz

                                   ----------------------------------------
                                   Yan Erlikh




                                   ----------------------------------------
                                   George Sarner




                                   ----------------------------------------
                                   Steven M. Dantus




                                   ----------------------------------------
                                   Steven Winograd




                                   ----------------------------------------
                                   Brian A. McCarthy




                                   ----------------------------------------
                                   Stephen Straty




                                   ----------------------------------------
                                   Theodore H. Strauss




                                   ----------------------------------------
                                   William M. Jennings




                                   ----------------------------------------
                                   Bruce M. Lisman




                                   ----------------------------------------
                                   Richard Harriton

                                   ----------------------------------------
                                   Karen Harriton



                                   Nelson Fleischman, IRA


                                   By:
                                      -------------------------------------
                                   Name:

                                   FOXMEYER CORPORATION


                                   By:
                                      -------------------------------------
                                   Name:
                                   Title:



                                   ----------------------------------------
                                   Julian W. Osbon



                                   ----------------------------------------
                                   Robert B. Osbon



                                   ----------------------------------------
                                   Carolyn O. Heath



                                   ----------------------------------------
                                   Anthony D. Osbon



                                   ----------------------------------------
                                   James B. Osbon



                                   ----------------------------------------
                                   Gerald W. Timm